Q3 2020 Earnings Supplement October 28, 2020

Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to statements regarding the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward-looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” “promise” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding expectations about future business plans, prospective performance and opportunities, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, expectations regarding implementation timeframes, our ability to meet financial guidance for the fourth quarter and full years 2020 and 2021, expectations regarding future contract wins, our ability to pay down outstanding indebtedness, expectations regarding interest payments and rates, expectations regarding tax rates, expectations regarding and/or estimates of ACV and TCV, statements with respect to visibility, revenue retention, recurring revenue, including ACV and TCV, and the impact of the COVID-19 pandemic on our business and operations. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. These risks, uncertainties, and assumptions include, among others: the effects and potential effects of the COVID-19 pandemic on our business, cash flow, liquidity and results of operations due to, among other things, effects on the economy generally and on our customers, including the possible effects of significant rising unemployment, the inability of consumers to timely pay our customers and the resulting potential inability of our customers to pay the fees under our contracts on time or in full; the delay in the contracting for services by our customers as a result of the COVID-19 pandemic; potential other delays in the sales cycle for new customers and products; and other unforeseen impacts on our customers and potential customers and on our employees that could have a negative impact on us; the Company’s ability to continue and manage growth, including successfully integrating acquisitions; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE® Platform, ScriptMed ® Cloud, Clinical Data Extraction as a Service (CDEaaS™), Natural Language Processing as a Service (NLPaaS™), Elastic Container Technology (ECT™), Consumer Health Gateway™, InfectionWatch™, Healthcare Data Lake, and the Telehealth configuration of the Inovalon ONE® Platform; the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; the timing, size and effect of business realignment and restructuring charges; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 19, 2020, included under Part I, Item 1A, “Risk Factors,” and in subsequent filings with the SEC. In addition, graphics, images or illustrations pertaining to or demonstrating our products, data, services and/or technology that may be used herein are intended for illustrative purposes only unless otherwise noted. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures: This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of September 30, 2020 unless stated otherwise. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 2

Contents 1 Overview 2 2020 Q3 & TTM Financial Results This presentation serves as a supplement to the Inovalon announcement on October 28, 2020 pertaining to third quarter (Q3) of 2020 3 2020 & 2021 Financial Guidance results and guidance. 4 Appendix 1: Reconciliations INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 3

Payers Pharmacies Pharmaceuticals Devices Diagnostics The Inovalon ONE® Platform Inovalon is a leading provider of cloud- based platforms empowering data-driven healthcare. Inovalon provides cloud-based, real-time Massive Advanced Intervention Data connectivity, analytics, intervention, and Data Assets Analytics Toolsets Visualization data visualization solutions for hundreds of the nation’s leading health plans, pharmacy organizations, life sciences companies, and more than 76,000 acute, post-acute, and ambulatory provider sites with capabilities informed by the data of more than 324 million patients and more than 58 billion medical events. Home Care SNF Hospice Acute Providers Post-Acute Providers Ambulatory Providers Patients INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 4

Empowering Data-Driven Healthcare In Scale The reach of Inovalon’s platform has grown to touch the vast majority of the United States, able to empower the market’s largest data-driven healthcare initiatives. 100s Health Plans, Providers, Life Sciences, Pharmacy, and Diagnostics Organizations 324M+ Patients 76K+ Provider Sites INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 5

Executing on Strategy Inovalon’s three strategy guideposts are lead in innovation, become the enablement layer, and land and expand efficiently. Inovalon Lead in Innovation Become the Enablement Layer Land and Expand Efficiently Bring to market the industry’s most Leverage the resulting capabilities of the Provide capabilities in highly efficient, advanced, most differentiated, cloud- Company’s innovation to become the scalable, client-friendly, flexible ways based software platforms, with the ubiquitous, independent “enablement that aligned with the growth and greatest breadth of connectivity, the layer” serving as the “Intel® Inside™” that success of our clients – resulting in deepest access to primary source data, empowers the healthcare ecosystem’s strong growth and stickiness with and the most advanced analytics to innumerable transformation initiatives strong operating leverage and empower the transformation of data- driving an increasingly accelerating resulting financial performance. driven healthcare. network effect and virtuous cycle. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 6

Cloud-Based Platform Approach Inovalon provides its solutions to the marketplace through the Inovalon ONE® Platform: an integrated, real-time cloud native platform which brings together the capabilities of extensive healthcare ecosystem connectivity, massive scale datasets, advanced analytics, and data-driven intervention toolsets. Together, the capabilities of the platform enable both the efficient determination of highly meaningful insights and the reliable achievement of meaningful impact in the quality and economics of healthcare. Clients/Partners Inovalon & Commercial Cloud Interactive Connectivity Payer Provider Pharmacy Life Sciences Consumer Applications Applications Applications Applications Applications Application Connectivity Data Analytics API (Traditional Methodologies, Machine Learning, Artificial Intelligence, Deep Learning) Gateway Data Data Aggregation and Access Shared Services Exchange • 2 ® • Diagnosis, lab, Eligibility and The MORE Registry procedure, and Enrollment data pharmacy claims • DME usage data • 324M Unique Patients • Lab results data • Electronic Health • 58B Medical Events • Provider data Record (EHR) clinical • 1,005,000 Physicians data • Facility census and staffing data ™ • Patient-reported data iPORT HD • 565,000 Clinical Facilities • Cost data • Demographic data Customer-Specific Data Stores • Socioeconomic data INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 7

Massive Data 58 MORE2 REGISTRY® DATASET GROWTH Assets 56 54 Patient Count Medical Event Count 52 Inovalon leverages massive datasets to 50 48 deliver differentiated capabilities to its clients. 46 44 These datasets are expanding rapidly. As of the 42 end of Q3 2020, the MORE2 Registry® dataset 40 38 49% contained more than 324 million unique patient 36 Medical Event Patient(millions) Count counts and more than 58 billion medical event 34 Count Expansion 340 counts, increases of 12.8% and 21.1%, 32 (3Q16 - 3Q20 CAGR) 320 30 300 respectively, compared with September 30, 2019. 28 280 26 260 24 One of the industry’s largest independent healthcare 240 22 220 datasets, with more than 324M patients and nearly 20 200 58B medical events 18 180 Medical Event Event Count Medical (billions) 16 160 Primary-sourced, fully linkable, longitudinally-matched 14 140 data from all major U.S. healthcare programs 12 120 10 100 Contains EHR, claims, scripts, labs, provider, 8 80 demographic data and more 6 60 4 40 Qualified Entity (QE) containing CMS’ Fee for Service 2 20 Medicare Data 0 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 Empowers and informs our industry-leading analytics and artificial intelligence, creating meaningful differentiation and client value INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 8

Benefits of Inovalon’s Massive Primary-Source Dataset The significant size, extensive breadth of data types, historical duration, recency timeliness, and fully linkable primary- sourced nature of Inovalon’s datasets provides a uniquely rich, longitudinally matched real-world dataset able to empower highly differentiated and highly valued capabilities. Training Advanced Artificial Intelligence Algorithms Informing Patient-Specific & Consumer Solutions Key to the development, training, and improvement of Healthcare is moving in a direction of increasing patient-specific AI, ML, and DL algorithms is the depth, breadth, engagements and consumerism focused offerings. The breadth, depth, timeline duration, and timeliness of training datasets. and primary source nature of Inovalon’s datasets is highly valuable and As a result of Inovalon’s unique datasets, the uniquely able to empower and deliver highly granular patient-specific consumer-focused insights, details, and empowerment, bringing to life Company is able to apply a wide array of advanced what is believed to be the largest transformation segment of healthcare machine learning, artificial intelligence, and deep in the years ahead. Further, patient-specific data eliminates time-delays learning algorithms to achieve highly differentiated, and operational costs otherwise caused today within the market when high-value impact within the Company’s applications. additional or confirmatory information is needed with respect to a specific patient or case. Enabling Outcomes-Based and Relative-Performance Analytics Supporting Large-Scale Real World Evidence (RWE) All value-based engagements, outcomes-based contracts, risk-based payment Research and Insights models, and all quality incentive programs are based on relative performance – Inovalon’s very-large scale RWE datasets empowers the graded on a dynamic curve. Without knowing how the relevant comparative Company to deliver solutions of great value to the population is performing today, healthcare organizations are shooting in the dark, pharmaceutical, device manufacturer, and research potentially wasting critical resources on the wrong issues. marketplace. RWE enables the healthcare ecosystem to make highly informed models, algorithms and decisions for numerous = Healthcare Organization use cases including diagnosis and treatment protocol determination tools, clinical trial design and execution, medication formulary optimization, outcomes-based contract structuring and honing, payment model design, and many other use cases. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 9

Highly Differentiated Within the Market A leader in providing cloud-based tools to support data-driven healthcare, Inovalon empowers clients to achieve their clinical quality and financial goals by bringing highly differentiated capabilities to bear – unavailable from any other platform provider. Market’s Largest Primary-Source Breadth of Connectivity: Real World Dataset Enabling 324M+ Inovalon has achieved wide Meaningful Insight and Impact: Patients connectivity with hundreds of Deep data informs the most advanced thousands of physicians, payers, algorithms and translates into highly 1M+ EHRs, HIEs and the data differentiated insights that help to pertaining to hundreds of millions achieve the most advanced impact. Providers of patients. This connectivity Availability of data further reduces time- allows for real-time data capture, to-care, operational costs, and human 58B+ real-time application of resulting error rates. insights – driving real-time impact Medical Events and achievement of value. Industry-Leading Analytics: Scale, Speed & The Power of The extensive array of highly data-trained and time- Compute: tested algorithms developed and honed by Inovalon Sophisticated proprietary cloud provide for many steps within the inherently complex architectures and massive cloud-based processes of real-world healthcare operations to be compute environments allow for highly improved – thus achieving a superior, multi-faced advanced analyses of large datasets in real approach to improve care outcomes and economics. time, allowing clients to garner and apply The ongoing flow of data and access to outcomes the most advanced insights quickly - to feedback inherent to Inovalon’s platform further impact strategy, clinical care, and financial translates into a cycle of continuous improvement that has performance – allowing clients to win within meaningfully demonstrated substantive differentiation of Inovalon’s their highly competitive environments. analytics versus alternatives. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 10

Inovalon DataStream™ API Marketplace™ Inovalon DataStream™ API enables any authorized third-party traditional enterprise software platform, cloud-based platform, or mobile app software system to benefit from the power of comprehensive patient-specific data and analytics derivations on-demand, in real time. Accessible through FHIR®-enabled APIs, calls to the Inovalon DataStream™ can leverage access to Inovalon’s internal data assets, the Consumer Health Gateway™, and clinical data accessible through Inovalon’s CDEaaS™ Module – returning deep, longitudinally-linked data and analytical derivatives on demand in real time. National Regional Local Local Payer Payer Payer Payer The Inovalon ONE® Platform 10011101000110100100111010001101001001110100011010010011101000110100100Consumer1110100000110100100111010001101001001111000000000000000000 Health 0101011101100001111001110100011010010011101000110100100111010001101001001110100011Gateway™ 01001001110100011010010011101000110100100111100 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 1001110100011010010011101000110100100111010001101001001110100011API 01001001110100011010010011101000110100100111100010101110110000111 1001110100011010010011101000110100100111010001Gateway10100100111010001101001001110100011010010011101000110100100111100010101110110000111CDEaaS™ 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Data Analytics (Traditional Methodologies, Machine Learning, Artificial Intelligence, Deep Learning) Authorized Third-Party Aps Serving Shared Services Data Aggregation & Access Consumers State HIE City HIE Hospital EHR Cloud-Based Practice EHR Group EHR The MORE2 Registry® • 324M Unique Patients The Inovalon DataStream™ • 58B Medical Events • 1M Physicians API Marketplace™ • 565,000 Clinical Facilities iPORT HD™ Custom-Specific Data Stores * Provided for illustrative purposes only INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 11

Contents 1 Overview 2 2020 Q3 & TTM Financial Results This presentation serves as a supplement to the Inovalon announcement on October 28, 2020 pertaining to third quarter (Q3) of 2020 3 2020 & 2021 Financial Guidance results and guidance. 4 Appendix 1: Reconciliations INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 12

Q3 2020 Subscription-Based Quarterly Platform New Platform Revenue of Sales Annual Financial Contract Value (ACV) of $142.5M Highlights Representing $42.5M An increase of The Company experienced short-term COVID- 19 pandemic impact to lower-margin Legacy and 88.3% Services business and some deal timing in Q3 Of Q3 2020 Revenue 51.2% 2020 resulting in higher margin subscription- year-over-year based platform revenue of $142.5 million (representing 88% of Q3 2020 total revenue) and total revenue of $161.4 million, a 3% decrease year-over-year. Adj EBITDA Growth to Operating Cash New sales Annual Contract Value (ACV) was Flow growth of $58.5 million in total, and $42.5 million for M Platform, up a strong 32.8% and 51.2%, $58.8 respectively, year-over-year. Representing a 42.2% Continued strong Platform operational leverage year-over-year to resulted in Q3 2020 Adjusted EBITDA of $58.8 36.4% million, representing an Adjusted EBITDA margin of 36.4%. Operating Cash Flow for the Adjusted EBITDA Margin $46.0M period was $46.0 million, up 42.2% year-over- year. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 13

Continued Solid Sales Performance The Company continued to see strong demand through the third quarter with new sales Annual Contract Value1 (ACV) achieving $58.5 million, with platform new sales, excluding Services, ACV totaling $42.5 million, reflecting a year-over-year increase of 33% and 51% respectively. Total Quarterly New Sales ACV Total Quarterly Platform New Sales ACV (Excluding Services) $75.7 $73.3 $73.5 $62.8 $57.5 $52.7 $58.9 $58.5 $54.8 $46.4 $47.9 $42.5 $38.7 $45.9 $44.1 $45.5 $39.0 $28.1 $29.0 $33.0 $32.9 $26.0 $26.9$27.8 $27.3 $21.6 $13.7 $13.2$11.3 $6.2 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 Note: Please see appendix for definitions of the footnoted terms above. All numbers in millions. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 14

Continued Growth Momentum The strong subscription-based revenue growth and favorable revenue mix continued to drive strong profitability. The graphics below compare the resulting Q3 2020 TTM to Q3 2019 TTM for revenue, subscription-based revenue, Adjusted EBITDA, Non-GAAP net income per share (EPS), and Operating Cash Flow. Q3 2020 TTM subscription-based revenue grew 13%, Adjusted EBITDA grew 15%, Non-GAAP EPS grew 33% and Operating Cash Flow grew 44% as compared to Q3 2019 TTM results. Subscription-Based Revenue Adjusted EBITDA Non-GAAP EPS Operating Cash Flow Revenue Except for percentages, all numbers in millions. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 15

Continued Salesforce Focus During the second quarter of 2020, the Company’s sales teams focused on adjusting processes to successfully sell within the COVID- 19 pandemic environment. Having successfully demonstrated continued pipeline development and significant sales success, Inovalon resumed the expansion of its salesforce during the latter portion of the third quarter, and expects to continue expansion in Q4 2020. = Technology Sales Leads Q3 2020 FTEs = 262+ = Healthcare Subject Matter Experts Sales Leads = Sales Support Q1 2017 FTEs = 79 Q1 2015 FTEs = 15 Q4 2018 FTEs = 210+ 2015 2016 2017 2018 2019 2020 Driven by Healthcare Subject Matter Experts Sales Leads Driven by Technology Sales Leads Note: Figure intended to be illustrative INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 16

Continued Headcount Efficiency Improvements The Company’s transition to higher-valued cloud-based offerings leveraging increased connectivity, software automation, SaaS- based, and subscription-based offerings continues to witness a substantial corresponding decrease in headcount while concurrently expanding revenue and profitability. Reflecting this, headcount for the period year-end 2015 through Q3 2020 has now decreased by over 1,500, and TTM Adjusted EBITDA per headcount increased by 91% during the period. 24% Total Headcount Decrease From Year-End 2015 to TTM Q3 2020 774 91% Increase in 3,323 TTM Q3 2020 1,567 Adjusted EBITDA Per Headcount of 2,530 $87,164 TTM Q4 2015 Adjusted EBITDA Per * Total net decrease in headcount Headcount of $45,628 includes a gross increase of 774 headcount from acquisitions during the period, and gross headcount efficiency reductions of 1,567. TTM Headcount Headcount TTM Q4 2015 Acquired Efficiency Q3 2020 Note: Acquisition of Avalere Health occurred prior to year-end 2015 INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 17

Contents 1 Overview 2 2020 Q3 & TTM Financial Results This presentation serves as a supplement to the Inovalon announcement on October 28, 2020 pertaining to third quarter (Q3) of 2020 3 2020 & 2021 Financial Guidance results and guidance. 4 Appendix 1: Reconciliations INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 18

Strong Subscription-Based Platform Adoption The following full-year Revenue guidance through 2021 is being provided as of October 28, 2020. $741- $768 ~9% $657- $668 $642.4 ~3% ~10% 2016 – 2021G 11% ~3% Subscription-Based CAGR 24% $527.7 6% $449.4 11% $427.6 9% 15% Subscription-Based 12% Platform Offerings 19% ~88% Legacy Solutions 34% ~87% 83% Services 80% 66% 54% 2016 2017 2018 2019 2020G 2021G Note: CAGR calculations undertaken to the mid-point of 2021 Guidance All numbers in millions. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 19

2021 Expected Quarterly Revenue Cadence The following illustration outlines the Company’s expected 2021 quarterly revenue cadence, which reflects 12% - 16% year- over-year organic revenue growth $201 - $210 $190 - $195 $180 - $187 $170 - $176 Q1 Q2 Q3 Q4 2021 2021 2021 2021 *Cadence reflects expected Q4/Q1 transition dynamics of customer open enrollment and patient count churn at the beginning of each calendar year, impact from contract renewal dynamics, and seasonality of Service revenue offering. Note: Illustrative. Graphic drawn at midpoint of guidance range. All numbers in millions. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 20

Adjusted EBITDA The following full-year Adjusted EBITDA guidance through 2021 is being provided as of October 28, 2020. $265 - $275 $226 - $236 2016 – 2021G 22% CAGR $211 $152 $109 $100 35% 36% 33% 29% 23% 24% 2016 2017 2018 2019 2020G 2021G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2021 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 21

Cash Flow From Operations The following full-year Cash Flow From Operations guidance through 2021 is being provided as of October 28, 2020. $160 - $175 2 $160 - $175 2016 – 2021G 12% CAGR $1041 $106 $98 $93 $90 25% 22% 22% 22% 17% 17% 2016 2017 2018 2019 2020G 2021G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2021 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. 1 Net cash provided by operating activities was $90.4M in 2018. Incorporated within this number was the negative impact of acquisition-related transaction cash outflows of $6.6M and integration cash outflows of $6.8M. Normalizing for these one-time items, the non-GAAP cash flow from operations would have been $104 million as represented by the green dotted line. 2. 2019 cash flow from operations was impacted by timing of certain account receivable collections, which occurred after December 31, 2019. Accordingly, the Company increased its 2020 cash flow from operations guidance by $25 million to reflect the collection of these receivable balances. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 22

Capital Expenditure Investments During the period Q3 2016 through Q1 2018, the Company elected to invest more than $40M into incremental development towards the launch of the Inovalon ONE® Platform. The period of this disproportional investment is now complete and is increasingly being harvested through the successful engagement of clients for highly-differentiated platform offerings. The Company continues to invest in ongoing innovation, driving accelerating platform capability expansion, market differentiation and organic growth. $65.5 $65.0 $60 - $64 $57 - $63 $6.4 $58.9 $28.1 $39.1 15% $44.8 $45 - $48 $41 - $46 $7.8 11% 9% 9% 9% 8% $28.5 $45.8 $23.2 $14.1 $15 - $16 $16 - $17 $8.1 $8.9 $12.8 2016 2017 2018 2019 2020G 2021G Maintenance Capital Expenditure Innovation Capital Expenditure (incl. Cap. Software) Inovalon ONE® Platform Buildout Capital Expenditure % Of Revenue Capital Expenditure (CAPEX) is defined as the sum of Purchases of property and equipment and Investment in capitalized software. All numbers in millions. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 23

Covenant-Lite Debt Leverage On April 2, 2018, the Company put in place a $980M seven-year term debt facility and $100M five-year revolving debt facility, collectively the credit facility. Proceeds were used, among other things, to pay off all of the Company’s existing debt obligations of $225M as well as to provide the financing necessary to fund a portion of the consideration paid for the ABILITY Network acquisition. Following the ABILITY acquisition, the Company’s financial position remains strong, with significant liquidity, strong cash flow, and balance sheet flexibility. The term debt facility’s maturity schedule provides financial flexibility with 95.4% of principal due in 2025, and the Term Loan does not contain any standing financial covenants. Additionally, the Company’s interest rate swaps fix $700M, or 77%, of the credit facility’s principal amount. The Company expects to apply its strong cash flow to pay down its debt to achieve a Net Debt Leverage Ratio of less than 3.00x. 3.55x No Standing Financial 5.20% Current Senior Secured Weighted Average Net Debt Leverage Ratio1 Covenants Interest Rate 1 Debt Maturity Profile 1, 2 Interest Rate 3 Net Debt 1 $910.4 $210.4 $790.3 Floating $868.7 77% of the debt $700.0 interest rate 4 3 $100.0 is fixed $0.0 $2.5 $9.8 $9.8 $9.8 $9.8 2019 2020 2021 2022 2023 2024 2025 Credit Facility Current Term Facility Revolving Facility * All numbers in millions. 1 As of September 30, 2020. 2 Debt maturity includes all mandatory and fixed principal payments. 3 In 2018, the Company entered into four interest rate swaps, each of which mature in March 2025. The interest rate swaps fix the LIBOR rate component of interest on $700.0 million of the 2018 debt facility at a weighted average rate of approximately 2.8%. 4 As of October 28, 2020, the Company did not have any amount drawn under its available $100 million revolver. If the Company draws on the revolver, a maximum senior secured net leverage ratio of 7-to-1 (or better) is required to be maintained across the senior secured debt and revolver. The Revolving Facility must be repaid by 2023. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 24

Full Year 2020 Financial Guidance Reflecting the ongoing short-term impacts of the COVID-19 pandemic with regard to legacy, services, and timing impacts, Inovalon is providing the following update to its guidance for the remainder of 2020 as outlined within the table below. Previous 2020 Financial Updated 2020 Financial YoY Financial Metric Guidance Guidance Change Originally Provided July 29, 2020 Provided October 28, 2020 Revenue $675 million to $698 million $657 million to $668 million 2% to 4% Net Income1 $15 million to $21 million $19 million to $27 million 144% to 246% Non-GAAP net income1 $85 million to $91 million $85 million to $91 million 10% to 17% Adjusted EBITDA $226 million to $236 million $226 million to $236 million 7% to 12% Net Cash Provided By Operating Activities $160 million to $175 million $160 million to $175 million 50% to 64% Capital Expenditures $60 million to $64 million $60 million to $64 million 2% to 9% Diluted Net Income Per Share1 $0.10 to $0.14 $0.13 to $0.18 160% to 260% Non-GAAP diluted net income per share1 $0.57 to $0.61 $0.57 to $0.61 10% to 17% (1) The Company is assuming 150 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2020. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 25

Q4 2020 Financial Guidance Inovalon is providing Q4 2020 guidance as provided below, indicating 3% to 10% year-over-year organic revenue growth. Q4 2020 Financial Financial Metric Guidance Revenue $179 million to $190 million Net Income 1 $17 million to $25 million Non-GAAP net income1 $24 million to $30 million Adjusted EBITDA $63 million to $73 million Diluted Net Income Per Share1 $0.11 to $0.17 Non-GAAP diluted net income per share1 $0.16 to $0.20 (1) The Company is assuming 150 million weighted average diluted shares and an effective tax rate of approximately 26% for the full year 2020. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 26

Full Year 2021 Financial Guidance The Company is providing its full-year 2021 guidance as provided below as of October 28, 2020, indicating 12% to 16% year-over-year organic revenue growth. 2021 Financial YoY Financial Metric Guidance Change Revenue $741 million to $768 million 12% to 16% Net Income1 $43 million to $47 million 87% to 104% Non-GAAP net income1 $110 million to $113 million 25% to 28% Adjusted EBITDA $265 million to $275 million 15% to 19% Net Cash Provided By Operating Activities $160 million to $175 million --- Capital Expenditures $57 million to $63 million --- Diluted Net Income Per Share1 $0.28 to $0.31 81% to 100% Non-GAAP diluted net income per share1 $0.73 to $0.75 24% to 27% (1) The Company is assuming 151 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2021. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 27

Contents 1 Overview 2 2020 Q3 & TTM Financial Results This presentation serves as a supplement to the Inovalon announcement on October 28, 2020 pertaining to third quarter (Q3) of 2020 3 2020 & 2021 Financial Guidance results and guidance. 4 Appendix 1: Reconciliations INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 28

Reconciliation of Forward-Looking Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, other expense, net, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: Guidance Range Three Months Ending Year Ending Year Ending December 31, 2020 December 31, 2020 December 31, 2021 (In millions) Low High Low High Low High Reconciliation of Forward-Looking Guidance Net (loss) income to Adjusted EBITDA: Net (loss) income $ 17 $ 25 $ 19 $ 27 $ 43 $ 47 Depreciation and amortization 28 29 115 116 115 116 Interest expense 14 15 57 58 56 57 Interest income — — (1) (1) (1) (1) Provision for income taxes (1) (5) (5) (8) (8) 16 19 EBITDA 54 64 182 192 229 238 Stock‑based compensation 8 8 31 31 32 32 Acquisition costs: Integration costs — — 1 1 — — Contingent consideration — — 3 3 — — Other non-comparable items (2) 1 1 9 9 4 5 Adjusted EBITDA $ 63 $ 73 $ 226 $ 236 $ 265 $ 275 Adjusted EBITDA margin 35.2% 38.4% 34.4% 35.3% 35.8% 36.1% (1) A 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate for future periods. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 29

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, amortization of debt issuance costs and debt discount, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Guidance Range Three Months Ending Year Ending Year Ending December 31, 2020 December 31, 2020 December 31, 2021 (In millions, except per share amounts) Low High Low High Low High Reconciliation of Forward-Looking Guidance Net income to Non-GAAP net income: Net income $ 17 $ 25 $ 19 $ 27 $ 43 $ 47 Stock‑based compensation 8 8 31 31 32 32 Acquisition costs: Integration costs — — 1 1 — — Contingent consideration — — 3 3 — — Amortization of acquired intangible assets 14 14 53 53 54 54 Amortization of debt issuance costs and debt discount 1 1 5 5 5 5 Other non-comparable items (1) 1 1 9 9 4 5 Tax impact of add-back items (2) (7) (8) (26) (27) (28) (30) Tax provision impact related to CARES Act (10) (11) (10) (11) — — Non-GAAP net income $ 24 $ 30 $ 85 $ 91 $ 110 $ 113 GAAP diluted net income per share $ 0.11 $ 0.17 $ 0.13 $ 0.18 $ 0.28 $ 0.31 Non-GAAP diluted net income per share $ 0.16 $ 0.20 $ 0.57 $ 0.61 $ 0.73 $ 0.75 Weighted average shares of common stock outstanding - diluted 150 150 150 150 151 151 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate for future periods. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 30

Definitions 1. Annual Recurring Revenue is defined as subscription-based revenue from existing clients plus outstanding intra-year renewals valued at an amount agreed upon in principal. 2. Annual Revenue Retention is defined as the percentage of revenue from engagements with existing clients in the prior year present in the current year. For example, Annual Revenue Retention would be less than 100% if there was a net loss of revenue from existing clients who either downsized or exited existing engagements, and would be more than 100% if on a net basis existing clients expanded existing engagements. 3. Annualized Contract Value (ACV) is defined as a metric reflecting the sum of the first 12 months of revenue expected from contracts signed during a specific period (such as a quarter or year). New sales ACV refers to the sum of the first 12 months of revenue expected from new sales contracts signed during a specific period (such as a quarter or year). 4. Coverage is defined as the sum of Annual Recurring Revenue, Legacy revenue under contract, and expected Services revenue, divided by the specified year's revenue guidance. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 31

ACV, TCV and Bookings Inovalon’s sales have significantly expanded and accelerated, supporting strong growth going forward. The Company started reporting its sales performance in 2018 by providing new sales Annual Contract Value (ACV) data, a metric reflecting the sum of the first 12 months of revenue expected from new contracts signed during a specific period (such as a quarter or year). Inovalon first reported this metric with the release of Inovalon’s Q3 2018 results on November 7, 2018. Of note, due to the fact that the bulk of the Company’s contracts (also referred to as a “Statements of Work” or “SOWs”) are multi-year in their contracted term (or contracted duration), the “bookings” or “Total Contract Value” (TCV) pertaining to the ACV is significantly larger than the ACV. For example, if the ACV for a period was $X, the corresponding total Bookings or TCV of the underlying sales would be perhaps $2X to $3X, depending on the average contract term signed within the group of underlying sales in the period. Importantly, while the Company is providing ACV sales data to provide insight into the accelerated nature of the Company’s sales in a comparable (e.g., year-over-year) fashion, the corresponding total sales, bookings, or TCV is even more significant. ACV * Contracts depicted are Illustrative only to support discussion of ACV Executed SOWs Illustrative Dollar Equivalency 12 Months 24 Months 36 Months Etc. Initial Contract / SOW Term Illustrative only. Please see definitions on slide 31. INOV Q3 2020 Earnings Supplement (10.28.20) v1.0.0 32

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